Execution
Version

FIFTH AMENDMENT TO
CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 17, 2012, by and among PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement, as defined below (the “Lenders”), and ING Capital LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and the Lenders have agreed to so amend the Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent Guarantor, the Required Lenders and the Agent hereby agree as follows:

1.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definition of “Borrowing Base” in its entirety with the following:
“Borrowing Base” means, on any date of determination, an amount equal to: (a) the sum of (i) 80% of Eligible Accounts plus (ii) 70% of Eligible Finished Goods Inventory plus (iii) 80% of Eligible Hedged Seed Inventory, plus (iv) 70% of Eligible Unhedged Seed Inventory plus (v) 50% of Eligible Canadian Inventory, plus (vi) 70% of Eligible Crude Canola Oil Inventory plus (vii) 50% of Eligible Other Inventory plus (viii) 100% of Eligible Margin Deposits plus (ix) 60% of Eligible Other Accounts (not to exceed $3,000,000) plus (x) 60% of Eligible Sales and Use Tax Refund Claims; minus (b) such reserves as may be established from time to time pursuant to Section 2.2 hereof.

2.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definition of “Borrowing Base Certificate” in its entirety with the following:

“Borrowing Base Certificate” means a certificate of the chief operating, accounting or financial Authorized Officer of the Borrower substantially in the form of Exhibit C attached hereto.

3.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definition of “Eligible Finished Goods Inventory” in its entirety with the following:

“Eligible Finished Goods Inventory” means Finished Goods Inventory that satisfies the criteria for Eligible Inventory set forth in the definition thereof.”

4.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing in its entirety the existing introductory clause to the definition of “Eligible Inventory” with the following:

“Eligible Inventory” means Inventory that complies with each of the representations and warranties with respect to any specific item of Inventory or to Inventory generally made by the Borrower in the Loan Documents, and that the Agent shall have determined to be eligible for inclusion in the Borrowing Base at any particular time; provided, however, that the value of such Eligible Inventory shall be the lower of the cost and fair market value of such Eligible Inventory, such cost determined on a first-in, first-out basis (except that (x) Eligible Hedged Seed Inventory, Eligible Unhedged Seed Inventory and Eligible Canadian Inventory shall be valued at fair market value, and (y) Eligible Finished Goods Inventory shall be valued at Net Realizable Value or, if such Eligible Finished Goods Inventory is subject to a binding sales contract, the contract price for such Eligible Finished Goods Inventory as provided in such binding sales contract), and (z) Eligible Crude Canola Oil Inventory shall be valued at Net Realizable Value. Without limitation of the Agent’s right to determine that an item of Inventory does not constitute Eligible Inventory, an item of Inventory shall not constitute Eligible Inventory if:

5.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding a new definition for the term “Eligible Other Accounts” in its proper alphabetical order, as follows:

“Eligible Other Accounts” means the net outstanding balance, less all finance charges, late fees and other fees which are unearned, of all Accounts of the Borrower and its Subsidiaries which are not Land O’Lakes Accounts; provided however, that the following Accounts shall not be Eligible Accounts:

(a)    any Account as to which any representation or warranty contained in this Agreement, the Security Agreement or any of the other Loan Documents applicable either to Accounts in general or to any such specific Account is not true as of any date made in any material respect;

(b)    all Accounts owing by any Account Debtor if more than twenty percent (20%) of the outstanding Accounts from such Account Debtor do not constitute Eligible Accounts by virtue of clause (e) of this definition;
(c)    any Account of any Account Debtor that has (i) become insolvent or generally failed to pay, or admitted in writing its inability to pay, debts as they become due, (ii) applied for, consented to, or acquiesced in, the appointment of a trustee, receiver, sequestrator or other custodian for such Account Debtor or any property thereof or made a general assignment for the benefit of creditors, (iii) in the absence of such application, consent or acquiescence, permitted or suffered to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Account Debtor or for a substantial part of its property, or (iv) permitted or suffered to exist the commencement and continuance of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding in respect of such Account Debtor;
(d)    any Account that is billed with terms that exceed ninety (90) days;
(e)    any Account that, as of any date of determination, remains unpaid thirty (30) days past original due date;
(f)    any Account as to which the Account Debtor is an Affiliate or employee of the Borrower or of any of its Subsidiaries;
(g)    any Account that is subject to set-off by the Account Debtor or any Account the Account Debtor of which is a creditor or otherwise has a claim against the Borrower or any of its Subsidiaries, to the extent that such Account is subject to set-off or to the extent of the amount owed to such Account Debtor;
(h)    any Account that is denominated in any currency other than Dollars;
(i)    any Account that is subject to any claim or dispute by the Account Debtor;
(j)    any Account that arises from a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional;
(k)    any Account that is not subject to a valid and perfected, first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties and other than Qualified Liens;

(l)    any Account that is not evidenced by an invoice or other writing in form acceptable to the Agent;
(m)    any Account that is evidenced by chattel paper or an instrument unless such chattel paper or instrument is pledged to the Agent, for the benefit of the Secured Parties, pursuant to documentation in form and substance satisfactory to the Agent;
(n)    any Account as to which the Borrower may be, in order to be entitled to collect such Account (or, if such Account is evidenced by multiple invoices, the amount of such Account evidenced by any such invoice), required to perform any additional service for, or perform or incur any additional obligation to, the Account Debtor in respect of such Account (or amount so invoiced);
(o)    any Account that is an account of the United States government or any agency or instrumentality of the United States, unless the Borrower has complied with the requirements of the Federal Assignment of Claims Act (31 U.S.C. 3727), or any Account that is an account of any state government or agency thereof unless the Borrower has complied with any state assignment of claims or similar laws relative to the assignment of such Account to and the right to receive payment thereof by, the Agent, for the benefit of the Secured Parties;
(p)    any Account as to which the Borrower has not submitted all necessary documentation or supplied all necessary information to the Account Debtor for payment of such Account or has not fulfilled all other obligations in respect thereof, including verification of the eligibility of the Account for payment by such Account Debtor;
(q)    any Account that contravenes (or as to which any related contract contravenes) in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or as to which any party to any such related contract is in violation of any such law, rule or regulation in any material respect;
(r)    any Account as to which the Account Debtor is located in any state imposing conditions on the right to collect accounts receivable from Account Debtors located in such state, and the Borrower has not satisfied such conditions for the then current year;
(s)    any Account that exceeds any credit limit established by the Borrower for the Account Debtor based on the Borrower’s customary credit considerations; or
(t)    any Account which arises from the sale or lease of goods or the rendering of services (i) to Account Debtors whose principal place of business is not located within the United States or who are not organized under the laws of the United States, or (ii) as to which such goods are delivered to, or the services are rendered at, a location outside of the United States unless such Accounts (A) are covered by a letter of credit issued or confirmed by a bank acceptable to the Agent, or (B) are covered by foreign credit insurance acceptable to the Agent and assigned to the Agent.
The determination by the Agent that any Account shall be deemed ineligible by virtue of its being described by one of such categories shall not be deemed to indicate that such Account may not also be deemed ineligible by virtue of being described by any other such category or to preclude the Agent from reclassifying such Account into such other category, should the Account cease to be described by the first such category.”

6.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding a new definition for the term “Eligible Sales and Use Tax Refund Claim” in its proper alphabetical order, as follows:

“Eligible Sales and Use Tax Refund Claim” means the amount of the Sales and Use Tax Refund Claims; provided, however, that without limitation of the Agent’s right to determine that a Sales and Use Tax Refund Claim does not constitute an Eligible Sales and Use Tax Refund Claim, a Sales and Use Tax Refund Claim shall not constitute an Eligible Sales and Use Tax Refund Claim if:

(a)    it is not owned by, and filed in the name of, the Borrower, or if a duplicate claim for such refund has been made by any other Person;

(b)    it is subject to set-off;

(c)    it is not subject to a first priority perfected Lien;

(d)    it is subject to any Lien, other than Permitted Liens;

(e)    it has been denied or rejected by, or previously paid by, the Minnesota Department of Revenue;

(f)    the Borrower has not complied with each of the requirements for a sales and use tax refund claim under Minnesota law or has not provided copies of all requested documents related thereto to the Agent; or

(g)    it has remained unpaid for more than one hundred and eighty (180) days past its filing date.

7.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding a new definition for the term “Net Realizable Value” in its proper alphabetical order, as follows:

“Net Realizable Value” means, with respect to any item of Inventory, the net realizable value of such Inventory as determined in accordance with GAAP.

8.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by adding a new definition for the term “Sales and Use Tax Refund Claim” in its proper alphabetical order, as follows:

“Sales and Use Tax Refund Claims” means, collectively, (i) that certain Special Purchase Refund Claim filed by the Borrower with the Minnesota Department of Revenue on August 17, 2012, in the amount of $1,030,331.38 seeking a refund of sales and use taxes paid by the Borrower with respect to building materials and supplies used to construct the Project, and (ii) that certain Capital Equipment Refund Claim filed by the Borrower with the Minnesota Department of Revenue on June 28, 2012, in the amount of $888,605.73 seeking a refund of sales and use taxes paid by the Borrower with respect to building materials and supplies used to construct the Project.

9.Amendment to Exhibit C - Form of Borrowing Base Certificate. The Credit Agreement is hereby amended by deleting the existing Exhibit C - Form of Borrowing Base Certificate and substituting in lieu thereof the attached Exhibit C - Form of Borrowing Base Certificate.

10.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment, this Amendment shall not become effective, and the Borrower and the Parent Guarantor shall have no rights under this Amendment, until each of the following conditions shall have been satisfied:

(a)    the Agent shall have received duly authorized, executed and delivered counterparts to this Amendment from each of the Borrower, the Parent Guarantor, the Required Lenders and the Agent;

(b)    the Agent shall have received the Amendment Fee for the ratable account of the Lenders that execute and deliver this Amendment; and

(c)    the Borrower shall have made payment or reimbursement of all costs and expenses of the Agent which have been invoiced not later than one Business Day prior to the date of this Amendment, including, without limitation, fees and expenses of King & Spalding LLP, counsel to the Agent.

11.Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, each of the Borrower and the Parent Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

(a)    The execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action.

(b)    The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any applicable law.

(c)    This Amendment has been duly executed and delivered by it, and the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents (i) were true and correct in all material respects as of the date initially made, and (ii) are true and correct in all material respects with the same effect as if made on the date hereof and both before and after giving effect to this Amendment and the transactions contemplated hereby (except to the extent expressly stated to be as of an earlier date).

(e)    No material adverse development has occurred in any litigation, arbitration or governmental investigation or proceeding which renders such litigation, arbitration or governmental investigation or proceeding likely to succeed and, which, if successful could reasonably be expected to result in a Material Adverse Change, a Cost Overrun or a Project Delay.

(f)    No Default or Event of Default has occurred and is continuing or would result from this Amendment or the transactions contemplated hereby.

(g)    Since the Closing Date, no event has occurred which has had, or could reasonable be expected to have, a material adverse effect on the property, assets, nature of assets, business, operations, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Project or (b) has resulted, or could reasonable be expected to result, in a Material Adverse Change, a Cost Overrun or a Project Delay.

12.Reaffirmations and Acknowledgments. The Borrower hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

13.Amendment Fee. The Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders that execute and deliver this Amendment, an amendment fee (the “Amendment Fee”) in an amount equal to 0.125% of the Commitment of each Lender that executes and delivers this Amendment.

14.Effect of Amendment. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent Guarantor to the Lenders, the Agent and the other Secured Parties, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

15.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

16.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

17.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with this Amendment in accordance with Section 9.3 of the Credit Agreement, including without limitation, the reasonable costs and attorneys’ fees of King & Spalding LLP, counsel to the Agent.

18.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

19.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President \ COO

PICO NORTHSTAR, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President \ COO

ING CAPITAL LLC

By: /s/ Evelin Herrera
Name: Evelin Herrera
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Lender

By: /s/ James F. Baltezore
Name: James F. Baltezore
Title: Vice President Agribusiness & Capital Markets

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

AGFIRST FARM CREDIT BANK,
as a Lender

By: /s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

[SIGNATURE PAGE TO FIFTH AMENDMENT TO CREDIT AGREEMENT
PICO NORTHSTAR HALLOCK]

FARM CREDIT WEST, FLCA,
as a Lender

By: /s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Byron den Hertog
Name: Byron den Hertog
Title: Division Director

(Macquarie POA Ref: #594/10 dated 25 November 2010, signed in Sydney)

By: /s/ Nathan Booker
Name: Nathan Booker
Title: Associate Director, Legal Risk Management

(Macquarie POA Ref: #594/10 dated 25 November 2010, signed in Sydney)

KODABANK,
as a Lender

By: /s/ Tom Schuster
Name: Tom Schuster
Title: Senior Loan Officer

BORROWING BASE CERTIFICATE

In accordance with that certain Credit Agreement, dated as of June 13, 2011 among PICO NORTHSTAR HALLOCK, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company, as Parent Guarantor, the various lenders from time to time party thereto (the “Lenders”), and ING Capital LLC, a Delaware limited liability company (“ING”), as agent (in such capacity, the “Agent”) for the Lenders (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”; capitalized terms used herein and in the Schedules attached hereto have the meanings ascribed to them in the Credit Agreement), the undersigned hereby certifies as of the date indicated below (the “Borrowing Base Calculation Date”) as follows:

Borrowing Base Calculation Date: _____________

A.	80% of Eligible Accounts as set forth on the attached Schedule A	$
B.	70% of Eligible Finished Goods Inventory as set forth on the attached Schedule B	$
C.	80% of Eligible Hedged Seed Inventory as set forth on the attached Schedule C	$
D.	70% of Eligible Unhedged Seed Inventory as set forth on the attached Schedule D	$
E.	70% of Eligible Canadian Inventory as set forth on the attached Schedule E	$
F.	70% of Eligible Crude Canola Oil Inventory as set forth on the attached Schedule F	$
G.	50% of Eligible Other Inventory as set forth on the attached Schedule G	$
H.	100% of Eligible Margin Deposits as set forth on the attached Schedule H	$
I.	60% of Eligible Other Accounts (not to exceed $3,000,000)	$
J.	60% of Eligible Sales and Use Tax Refund Claims	$
K.	Reserves established pursuant to Section 2.2 of the Credit Agreement	$
L.	Borrowing Base: Total of A + B + C + D + E + F + G + H + I + J - K	$
M.	Working Capital Facility Commitment Amount	$
N.	The lesser of the Borrowing Base and the Working Capital Facility Commitment Amount	$
O.	Less outstanding Working Capital Facility Loans	$
O.	Less outstanding Letter of Credit Obligations	$
P.	Working Capital Facility Availability	$

The information contained in this Borrowing Base Certificate, including the information set forth on the attached Schedules A through I, is true and complete in all material respects as of the Borrowing Base Calculation Date.

[signature page follows]

IN WITNESS WHEREOF, the Borrower has caused this Borrowing Base Certificate to be executed and delivered and the certification and warranties contained herein to be made by an Authorized Officer of Borrower authorized to execute and deliver this Certificate as of the Borrowing Base Calculation Date.

PICO NORTHSTAR HALLOCK, LLC

By:__________________________________
Name:
Title:

[Signature Page to Borrowing Base Certificate]

Schedules A - J

ATTACHMENTS TO BORROWING BASE CERTIFICATE

SCHEDULE A
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Accounts

Eligible Accounts shall be equal to:

Net outstanding balance of all Land O' Lakes Accounts of the Borrower and its Subsidiaries, less all finance charges, late fees and other fees which are unearned	$________

LESS: any Account as to which any representation or warranty contained in the Credit Agreement, the Security Agreement or any of the other Loan Documents applicable either to Accounts in general or to any such specific Account is not true as of any date made in any material respect
$________
LESS: all Accounts if more than twenty percent (20%) of such Accounts do not constitute Eligible Accounts because such Accounts remain unpaid 15 days past original due date	$________

LESS: all Accounts if Land O'Lakes has (i) become insolvent or generally failed to pay, or admitted in writing its inability to pay, debts as they become due, (ii) applied for, consented to, or acquiesced in, the appointment of a trustee, receiver, sequestrator or other custodian for Land O'Lakes or any property thereof or made a general assignment for the benefit of creditors, (iii) in the absence of such application, consent or acquiescence, permitted or suffered to exist the appointment of a trustee, receiver, sequestrator or other custodian for Land O'Lakes or for a substantial part of its property, or (iv) permitted or suffered to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding in respect of Land O'Lakes
$________
LESS: any Account that is billed with terms that exceed 15 days	$________
LESS: any Account that, as of any date of determination, remains unpaid 15 days past original due date	$________

LESS: any Account that is subject to set-off (including, without limitation, the amount of all commissions owing to Land O'Lakes under the Land O'Lakes Agreements), provided that only a portion of such Account in the amount by which such Account may be set off shall not be deemed an Eligible Account
$________
LESS: any Account that is denominated in any currency other than Dollars	$________
LESS: any Account that is subject to any claim or dispute by Land O'Lakes	$________

LESS: any Account that arises from a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment may be conditional
$________

LESS: any Account that is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of Secured Parties, or that is subject to any Lien whatsoever, other than Liens in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: any Account that is not evidenced by an invoice or other writing in form acceptable to the Agent	$________

LESS: any Account that is evidenced by chattel paper or an instrument unless such chattel paper or instrument is pledged to the Agent, for the benefit of the Secured Parties, pursuant to documentation in form and substance satisfactory to the Agent
$________

LESS: any Account as to which the Borrower may be, in order to be entitled to collect such Account (or, if such Account is evidenced by multiple invoices, the amount of such Account evidenced by any such invoice), required to perform any additional service or perform or incur any additional obligation in respect of such Account (or amount so invoiced)
$________

LESS: any Account as to which the Borrower has not submitted all necessary documentation or supplied all necessary information to Land O'Lakes for payment of such Account or has not fulfilled all other obligations in respect thereof, including verification of the eligibility of the Account for payment by Land O'Lakes
$________

LESS: any Account that contravenes (or as to which any related contract contravenes) in any material respect any laws, rules or regulations applicable thereto or as to which any party related to any such contract is in violation of any such law, rule or regulation in any material respect
$________
IS EQUAL TO: Eligible Accounts	$________
Advance Rate:	80%
80% of Eligible Accounts	$________

SCHEDULE B
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Finished Goods Inventory

Eligible Finished Goods Inventory shall be equal to:

Value (at Net Realizable Value or, if such Eligible Finished Goods Inventory is subject to a binding sales contract, the contract price for such Eligible Finished Goods Inventory as provided in such binding sales contract) of all Inventory that consists of finished goods and products produced at the Project Site consisting of canola meal, oil and other by-products of processed canola seed, but excluding Inventory that constitutes raw materials, work-in-process and crude canola oil, and that complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
LESS: Inventory which does not meet the specifications set forth in the Sales and Marketing Contracts, including without limitation, the Land O' Lakes Agreements, as modified from time to time	$________
IS EQUAL TO: Eligible Finished Goods Inventory	$________
Advance Rate: 70% of Eligible Finished Goods Inventory	70% $________

SCHEDULE C
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Hedged Seed Inventory

Eligible Hedged Seed Inventory shall be equal to:

Value (at fair market value) of all Inventory that consists of canola seed with respect to which the Borrower has entered into Eligible Futures Contracts and that complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
IS EQUAL TO: Eligible Hedged Seed Inventory	$________
Advance Rate: 80% of Eligible Hedged Seed Inventory	80% $________

SCHEDULE D
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Unhedged Seed Inventory

Eligible Unhedged Seed Inventory shall be equal to:

Value (at fair market value) of all Inventory that consists of canola seed with respect to which the Borrower has not entered into Eligible Futures Contracts and that complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
IS EQUAL TO: Eligible Unhedged Seed Inventory	$________
Advance Rate: 70% of Eligible Unhedged Seed Inventory	70% $________

SCHEDULE E
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Canadian Inventory

Eligible Canadian Inventory shall be equal to:

Value (at fair market value) of all Inventory that consists of canola seed that (i) complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents, (ii) is located in Manitoba, Canada in a bonded warehouse acceptable to the Agent, and (iii) is evidenced by negotiable documents of title which have been delivered to the Agent
$________

LESS: Inventory acquired within 30 days of the Borrowing Base Calculation Date which is subject to the currently exercisable rights of unpaid suppliers or farmers under section 81.1 or 81.2 of the Bankruptcy and Insolvency Act (Canada) or the comparable provision of any other applicable law.
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
IS EQUAL TO: Eligible Canadian Inventory	$________
Advance Rate: 70% of Eligible Canadian Inventory	70% $________

SCHEDULE F
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Crude Canola Oil Inventory

Eligible Crude Canola Oil Inventory shall be equal to:

Value (at Net Realizable Value) of all Inventory that consists of crude canola oil that complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
IS EQUAL TO: Eligible Crude Canola Oil Inventory	$________
Advance Rate: 70% of Eligible Crude Canola Oil Inventory	70% $________

SCHEDULE G
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Other Inventory

Eligible Other Inventory shall be equal to:

Value (at the lower of cost or fair market value determined on a first-in, first-out basis) of all Inventory, other than Finished Goods Inventory, Eligible Hedged Seed Inventory, Eligible Unhedged Seed Inventory, Eligible Canadian Inventory or Eligible Crude Canola Inventory, that complies with each of the representations and warranties with respect thereto made by the Borrower in the Loan Documents
$________
LESS: Inventory for which the Borrower does not have good, valid, and marketable title thereto	$________
LESS: Inventory which is not located at one of the locations in the United States set forth on Schedule 1.1(a) to the Credit Agreement	$________

LESS: Inventory which is located on real property leased by the Borrower, in a contract warehouse, in transit in the possession of a third party carrier, or is otherwise in the possession of a third party, in each case, unless (i) such Inventory is subject to a landlord's waiver, warehouseman's agreement, bailee agreement, freight forwarder's agreement or similar agreement, in each case in form and substance satisfactory to the Agent, executed by the landlord, warehouseman, bailee, or other third party, as the case may be, or (ii) the Agent has established rent or other appropriate reserves with respect to such Inventory
$________

LESS: Inventory which bears trademarks owned by any third party as to which there are restrictions (other than the payment of royalties) on the Borrower's or any assignee's rights to re-sell such Inventory (unless such third party has provided a trademark licensor consent in favor of the Agent in form and substance satisfactory to the Agent)
$________

LESS: Inventory which is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of the Secured Parties, or that is subject to any Lien whatsoever, other than such Lien in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: Inventory which consists of goods returned or rejected by the Account Debtors	$________

LESS: Inventory which consists of goods that are obsolete or slow-moving, excess, restrictive or custom items, work-in-process, or goods that constitute packaging and shipping materials, bill and hold goods, defective goods, or Inventory acquired on consignment
$________
IS EQUAL TO: Eligible Other Inventory	$________
Advance Rate: 50% of Eligible Other Inventory	50% $________

SCHEDULE H
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Margin Deposits

Eligible Margin Deposits shall be equal to:

Net liquidation value maintained in all Commodity Accounts of the Borrower (i) through which the Borrower has entered into Eligible Futures Contracts, (ii) which is maintained with a registered commodities broker who has entered into a Commodity Account Control Agreement with the Agent and the Borrower, (iii) in which the Agent has a first priority perfected Lien, and (iv) which is subject to no other Lien, other than Permitted Liens
$________
IS EQUAL TO: Eligible Margin Deposits	$________
Advance Rate: 100% of Eligible Margin Deposits	100% $________

SCHEDULE I
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Other Accounts

Eligible Other Accounts shall be equal to:

Net outstanding balance, less all finance charges, late fees and other fees which are unearned, of all Accounts of the Borrower and its Subsidiaries that are not Land O'Lakes Accounts, not to exceed in the aggregate $5,000,000
$________

LESS: any Account as to which any representation or warranty contained in the Credit Agreement, the Security Agreement or any of the other Loan Documents applicable either to Accounts in general or to any such specific Account is not true as of any date made in any material respect
$________

LESS: all Accounts owing by any Account Debtor if more than twenty percent (20%) the outstanding Accounts from the same Account Debtor do not constitute Eligible Other Accounts because such Accounts remain unpaid more than thirty (30) days past original due date
$________

LESS: any Account of any Account Debtor that has (i) become insolvent or generally failed to pay, or admitted in writing its inability to pay, debts as they become due, (ii) applied for, consented to, or acquiesced in, the appointment of a trustee, receiver, sequestrator or other custodian for such Account Debtor or any property thereof or made a general assignment for the benefit of creditors, (iii) in the absence of such application, consent or acquiescence, permitted or suffered to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Account Debtor or for a substantial part of its property, or (iv) permitted or suffered to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law or any dissolution, winding up or liquidation proceeding in respect of such Account Debtor
$________
LESS: any Account that is billed with terms that exceed ninety (90) days	$________
LESS: any Account that, as of any date of determination, remains unpaid more than thirty (30) days past original due date	$________
LESS: any Account as to which the Account Debtor is an Affiliate or employee of the Borrower or of any of its Subsidiaries	$________

LESS: any Account that is subject to set-off by the Account Debtor or the Account Debtor is a creditor or otherwise has a claim against the Borrower or any of its Subsidiaries, to the extent that such Account is subject to set-off or to the extent of the amount owed to the Account Debtor
$________
LESS: any Account that is denominated in any currency other than Dollars	$________
LESS: any Account that is subject to any claim or dispute by the Account Debtor	$________

LESS: any Account that arises from a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional
$________

LESS: any Account that is not subject to a valid and perfected first priority Lien in favor of the Agent, for the benefit of Secured Parties, or that is subject to any Lien whatsoever, other than Liens in favor of the Agent, for the benefit of the Secured Parties, and other than Qualified Liens
$________
LESS: any Account that is not evidenced by an invoice or other writing in form acceptable to the Agent	$________

LESS: any Account that is evidenced by chattel paper or an instrument unless such chattel paper or instrument is pledged to the Agent, for the benefit of the Secured Parties, pursuant to documentation in form and substance satisfactory to the Agent
$________

LESS: any Account as to which the Borrower may be, in order to be entitled to collect such Account (or, if such Account is evidenced by multiple invoices, the amount of such Account evidenced by any such invoice), required to perform any additional service for, or perform or incur any additional obligation to, the Account Debtor in respect of such Account (or amount so invoiced)
$________

LESS: any Account that is an account of the United States government or any agency or instrumentality of the United States, unless the Borrower has complied with the requirements of the Federal Assignment of Claims Act (31 U.S.C. 3727), or any Account that is an account of any state government or agency thereof unless the Borrower has complied with any state assignment of claims or similar laws relative to the assignment of such Account to and the right to receive payment thereof by, the Agent, for the benefit of the Secured Parties
$________

LESS: any Account as to which the Borrower has not submitted all necessary documentation or supplied all necessary information to the Account Debtor for payment of such Account or has not fulfilled all other obligations in respect thereof, including verification of the eligibility of the Account for payment by such Account Debtor
$________

LESS: any Account that contravenes (or as to which any related contract contravenes) in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth-in-lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) or as to which any party related to any such contract is in violation of any such law, rule or regulation in any material respect
$________

LESS: any Account as to which the Account Debtor is located in any state imposing conditions on the right to collect accounts receivable or other amounts owing from Account Debtors located in such state, and the Borrower has not satisfied such conditions for the then current year
$________
LESS: any Account that exceeds any credit limit established by the Borrower for the Account Debtor based on the Borrower's customary credit considerations	$________

LESS: any Account which arises from the sale or lease of goods or the rendering of services (i) to Account Debtors whose principal place of business is not located within the United States or who are not organized under the laws of the United States, or (ii) as to which such goods are delivered to, or the services are rendered at, a location outside of the United States unless such Accounts (A) are covered by a letter of credit issued or confirmed by a bank acceptable to the Agent, or (B) are covered by foreign credit insurance acceptable to the Agent and assigned to the Agent
$________
IS EQUAL TO: Eligible Other Accounts	$________
Advance Rate:	60%

SCHEDULE J
ATTACHMENT TO BORROWING BASE CERTIFICATE
Eligible Sales and Use Tax Refund Claims

Eligible Sales and Use Tax Refund Claims shall be equal to:

The amount of each Sales and Use Tax Refund Claim of the Borrower (i) that is owned by, and filed in the name of the Borrower, and for which a duplicate claim for such refund has not been made by any other Person, (ii) is not subject to set-off, (iii) in which the Agent has a first priority perfected Lien, (iv) which is subject to no other Lien, other than Permitted Liens, (v) which has not been denied or rejected by, or previously paid by, the Minnesota Department of Revenue, (vi) for which the Borrower has complied with each of the requirements for a sales and use tax refund claim under Minnesota law and has provided copies of all requested documents to the Agent, and (vii) which has not remain unpaid for more than one hundred and eighty (180) days past its filing date
$________
IS EQUAL TO: Eligible Sales and Use Tax Refund Claims	$________
Advance Rate: 60% of Eligible Sales and Use Tax Refund Claims	60% $________